UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2010

MICRUS ENDOVASCULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51323	23-2853441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

821 Fox Lane, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 433-1400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                      OTHER EVENTS.

On September 9, 2010, Micrus Endovascular Corporation was informed that it had received approval from the People’s Republic of China State Food and Drug Administration (SFDA) to market its bare platinum, non-stretch resistant microcoils in China.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION

Date: September 13, 2010	By:	/s/ Gordon T. Sangster
		Name:	Gordon T. Sangster
		Title:	Chief Financial Officer